EATON VANCE SHORT DURATION
GOVERNMENT INCOME FUND

Supplement to Prospectus dated March 1, 2017 and
Summary Prospectus dated March 1, 2017

Class B shares of Eaton Vance Short Duration Government Income Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund.  All references to Class B shares of the Fund are hereby removed.

April 27, 2017

25720 4.27.17